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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)   June 26, 2001
                                                  ------------------------------

                             VendingData Corporation
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

        000-25855                                          91-1696010
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(Commission File Number)                       (IRS Employee Identification No.)

                  6830 Spencer Street, Las Vegas, Nevada           89119
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               (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code  (702) 733-7195
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                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS

TECHNOLOGY ACQUISITION

On June 26, 2001, the Company purchased from Technology Development Center, LLC ("TDC"), the worldwide right, title and interest to the patents, pending patent applications, and all patent rights to the Coin Operated Machine Having An Electronically Identified Coin Collection Box and the Electronically Identified Coin Collection Box (collectively, the "Patent Rights"). These Patent Rights relate to the technology utilized in the Company's SecureDrop(TM) product line. As payment for the Patent Rights, the Company paid $1750,000 in cash. As part of the transaction, the parties cancelled the Exclusive License Agreement pursuant to which the Company was the exclusive licensee of the Patent Rights, and TDC surrendered to the Company all of its VendingData Corporation $.001 par value common stock, totaling 20,500 shares.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  10.01 Acquisition Agreement



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VENDINGDATA CORPORATION



Date: June 28, 2001                   By:  /s/ Steven J. Blad
                                           ---------------------------------
                                           Steven J. Blad
                                      Its: President and Chief Executive Officer






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                                  EXHIBIT INDEX

Exhibit                                                                 Page
Number           Description                                           Number
-------          -----------                                           ------
     10.01       Acquisition Agreement                                   5